NOTE 18. COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
NOTE 18. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain facilities under long-term, non-cancelable leases and month to month leases. These leases are accounted for as operating leases. Rent expense for continuing operations amounted to $2,921, $1,763 and $969 for the years ended December 31, 2012, 2011 and 2010, respectively.

Future minimum payments for continuing operations under long-term, non-cancelable leases as of December 31, 2012, are as follows:

Year Ending December 31,	Future Minimum Payments
2013	$1,001
2014	893
2015	157
2016	29
Total	$2,080

Legal Proceedings

The staff of the SEC conducted a non-public investigation relating to the Company and, in this regard, the Company and its officers have received subpoenas for information. On January 6, 2012, the Company announced that it received a Wells Notice from the staff of the SEC, which the Company responded to. The Company cooperated with the SEC regarding this matter, including voluntarily providing information beyond that formally requested by the SEC staff, in an effort to assist in an expeditious conclusion of the staff’s investigation. On April 11, 2012, the SEC filed a lawsuit against the Company and 11 of its shareholders for stock manipulation, alleging that the Company deliberately manipulated trading in its shares to create the appearance of a liquid and active market. The Company continues to work closely with its legal counsel and advisors to defend the Company. The Company is unable at this time to predict the outcome of this lawsuit or whether the Company will incur any liability associated with the lawsuit, or to estimate the effect such outcome would have on the consolidated financial statements.

In the opinion of management, there are no other material claims assessments or litigation pending against the Company.